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                              VAN KAMPEN PACE FUND

                    SUPPLEMENT DATED AUGUST 28, 2001 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 27, 2000
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The first and second paragraphs in the section entitled "INITIAL AND VARIATION MARGIN" under the "OPTIONS, FUTURES CONTRACTS AND RELATED
OPTIONS -- FUTURES CONTRACTS" section are hereby deleted in their entirety and replaced with the following:

     INITIAL AND VARIATION MARGIN. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     (2) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Fernando Sisto, effective December 31, 2000.

     (3) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Richard A. Ciccarone.

     (4) The section entitled "OTHER INFORMATION -- CUSTODY OF ASSETS" is hereby deleted in its entirety and replaced with the following:

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                               PACE SPT SAI 8/01